UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 18, 2012

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 18, 2012, Consumers Energy Company (“Consumers”) entered into the $150 million Third Amended and Restated Revolving Credit Agreement (the “Agreement”) with a consortium of banks led by Union Bank, N.A. This Agreement replaces Consumers’ existing $150 million secured revolving credit agreement that was set to expire in August of 2013. Any amounts drawn under the Agreement will be secured by first mortgage bonds of Consumers, issued under the 109th Supplemental Indenture dated as of September 11, 2008 to the Indenture dated as of September 1, 1945, entered into in connection with the original Consumers’ $150 million revolving credit agreement dated as of September 11, 2008, that continues to be in effect. The Agreement is a long-term agreement that expires in five years, and contains certain customary affirmative and negative covenants. Consumers expects any drawings under the Agreement will be used for general corporate purposes.

Union Bank, N.A. and other members of the lending consortium have provided banking and underwriting services to Consumers in the ordinary course of business.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement, respectively, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	$150 million Third Amended and Restated Revolving Credit Agreement dated as of April 18, 2012 among Consumers Energy Company, the Banks, Agent, Co-Syndication Agents, and Documentation Agent all as defined therein.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2011. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: April 24, 2012	By:	/s/ THOMAS J. WEBB
Thomas J. Webb Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: April 24, 2012	By:	/s/ THOMAS J. WEBB
Thomas J. Webb Executive Vice President and Chief Financial Officer

Exhibit Index

10.1	$150 million Third Amended and Restated Revolving Credit Agreement dated as of April 18, 2012 among Consumers Energy Company, the Banks, Agent, Co-Syndication Agents, and Documentation Agent all as defined therein.